UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

AMICUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting of Stockholders of Amicus Therapeutics, Inc. (the “Company”) held on June 13, 2013, the Company’s stockholders elected John F. Crowley, Margaret G. McGlynn, R. Ph., Michael G. Raab and Glenn P. Sblendorio as Class III directors each to serve a three-year term expiring at the 2016 Annual Meeting of Stockholders or until their respective successors have been elected, and Robert Essner and Ted W. Love, M.D. as Class I directors each to serve a one-year term expiring at the 2014 Annual Meeting of Stockholders or until their respective successors have been elected. In addition, the stockholders (i) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, (ii) voted to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, and (iii) voted to approve, on an advisory basis, that the preferred frequency of advisory stockholder votes on executive compensation of the Company’s named executive officers should be every year.  The final voting results on these matters were as follows:

1.             Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John F. Crowley	36,975,544	68,384	5,617,180
Robert Essner	36,987,984	55,944	5,617,180
Ted W. Love, M.D.	36,655,470	388,458	5,617,180
Margaret G. McGlynn, R.Ph.	33,235,898	3,808,030	5,617,180
Michael G. Raab	33,230,699	3,813,229	5,617,180
Glenn P. Sblendorio	36,992,580	51,348	5,617,180

2.                                      Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2013

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
42,603,669	44,793	12,646	0

3.                                      Approval, on an advisory basis, of the Company’s executive compensation

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
28,342,590	8,679,746	21,392	5,617,180

4.                                      Approval, on an advisory basis, of the frequency of future executive compensation advisory votes

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstain	Broker Non-Votes
18,877,801	235,874	17,836,707	93,546	5,617,180

In accordance with the results of this advisory vote, the Company’s Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: June 18, 2013	By:	/s/ PETER M. MACALUSO
	Name:	Peter M. Macaluso
	Title:	Secretary